IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE ALGER FUNDS II

Alger Analyst Fund

Supplement dated October 23, 2015 to the

Prospectus dated March 1, 2015,

As revised August 7, 2015,

As Supplemented

The Board of Trustees of The Alger Funds II has approved changes with respect to the Fund that are anticipated to become effective on or about December 30, 2015.  The Fund’s name will be changed to Alger Mid Cap Focus Fund, but its investment objective to seek long-term capital appreciation will not change.  The Fund will thereafter be managed by Alex Goldman.  The Fund’s principal investment strategy, currently set forth in the second and third paragraphs under the heading “Principal Investment Strategy” on page 108 of the Retail Prospectus and page 152 of the Institutional Prospectus, will be replaced with the following two paragraphs:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of medium-capitalization stocks. At September 30, 2015, the market capitalization of the companies in these indexes ranged from $507.6 million to $27.6 billion.

The Fund intends to invest a substantial portion of its assets in a small number of issuers, and may therefore concentrate its holdings in fewer business sectors or industries.  The Fund will hold approximately 50 securities. The number of securities held by the Fund may occasionally exceed this range for a variety of reasons.

The Fund’s portfolio turnover rate is likely to increase during this transition, resulting in higher transaction costs for the Fund.

Shareholders may choose to exchange their shares of the Fund for shares of the same class of another of the Alger Family of Funds at any time.  Shareholders may also redeem their shares.  Exchange or redemption of shares may be a taxable event to shareholders.  Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

S-MPAD -102315

S-MPIR 102315